UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2018

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 NE Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant's telephone number, including area code: (855) 884-0575

_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
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Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2018, Pioneer Energy Services Corp. (the “Company”) announced that Joe P. Freeman intends to retire from his role as Senior Vice President of Well Servicing Segment, effective January 1, 2019.

On December 5, 2018, the Company entered into a Confidential Retirement Agreement and Release of Claims (the "Retirement Agreement") with Mr. Freeman under which he will retire from his role as Senior Vice President of Well Servicing, effective January 1, 2019, and will continue as an employee of the Company through his retirement date of May 31, 2019, providing business operations consulting services.

Pursuant to the Retirement Agreement,  Mr. Freeman agreed to a customary release and restrictive covenants. The Retirement Agreement entitles Mr. Freeman to, among other things, (1) monthly payments of $13,750, paid in accordance with the Company’s payroll practices; (2) a lump sum payment of $16,023.65 for accrued, unused vacation time, payable following his retirement date of May 31, 2019, and a payout of his award under the Company’s Annual Incentive Program, payable in February 2019; (3) the vesting of unvested restricted cash units and phantom share units will vest in accordance with their terms and conditions on the dates applicable to them; and (4) continued eligibility to participate in the Company’s employee benefits plans, programs and arrangements through May 31, 2019.  The foregoing summary is qualified in its entirety by reference to the Retirement Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

10.1	Confidential Retirement Agreement and Release of Claims, dated as of December 5, 2018, by and between Pioneer Energy Services Corp. and Joe P. Freeman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PIONEER ENERGY SERVICES

By: /s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Dated: December 7, 2018

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Confidential Retirement Agreement and Release of Claims, dated as of December 5, 2018, by and between Pioneer Energy Services Corp. and Joe P. Freeman.